UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                    DATE OF FISCAL YEAR END: JANUARY 31, 2010

                   DATE OF REPORTING PERIOD: JANUARY 31, 2010

ITEM 1.    REPORTS TO STOCKHOLDERS.

                       THE ADVISORS' INNER CIRCLE FUND II

SMARTGROWTH FUNDS
SMARTGROWTH(R) LIPPER(TM) OPTIMAL CONSERVATIVE INDEX FUND
SMARTGROWTH(R) LIPPER(TM) OPTIMAL MODERATE INDEX FUND
SMARTGROWTH(R) LIPPER(TM) OPTIMAL GROWTH INDEX FUND

 ANNUAL REPORT                                                  JANUARY 31, 2010

                      (SMART GROWTH(R) MUTUAL FUNDS LOGO)

                                          INVESTMENT ADVISER:

                                          HENNION & WALSH ASSET MANAGEMENT, INC.

THE ADVISORS' INNER CIRCLE FUND II                         SMARTGROWTH(R) FUNDS
                                                           JANUARY 31, 2010

                               TABLE OF CONTENTS

Shareholders' Letter .........................................    1
Schedules of Investments .....................................    9
Statements of Assets and Liabilities .........................   15
Statements of Operations .....................................   16
Statements of Changes in Net Assets ..........................   17
Financial Highlights .........................................   20
Notes to Financial Statements ................................   23
Report of Independent Registered Public Accounting Firm ......   33
Trustees and Officers of The Advisors' Inner Circle Fund II ..   34
Disclosure of Fund Expenses ..................................   44

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-465-5722; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            JANUARY 31, 2010

SHAREHOLDERS' LETTER

Dear Shareholders:

The SmartGrowth(R) family of mutual funds currently consists of three strategies, whose inception dates are June 1, 2007:

SMARTGROWTH(R) LIPPER(TM) OPTIMAL CONSERVATIVE INDEX FUND (LPCAX)

     The Fund's investment objective is to track the performance of the Lipper(TM) Optimal Conservative Index which is a target risk benchmark consisting of a select group of ETFs, rebalanced quarterly, designed to maximize returns given a low degree of volatility.

SMARTGROWTH(R) LIPPER(TM) OPTIMAL MODERATE INDEX FUND (LPMAX)

     The Fund's investment objective is to track the performance of the Lipper(TM) Optimal Moderate Index which is a target risk benchmark consisting of a select group of ETFs, rebalanced quarterly, designed to maximize returns given a moderate degree of volatility.

SMARTGROWTH(R) LIPPER(TM) OPTIMAL GROWTH INDEX FUND (LPGAX)

     The Fund's investment objective is to track the performance of the Lipper(TM) Optimal Growth Index which is a target risk benchmark consisting of a select group of ETFs, rebalanced quarterly, designed to maximize returns given a high degree of volatility.

Each of the three SmartGrowth(R) funds is categorized in the Lipper(TM) Multi-Cap Core Funds classification. Performance comparisons against this Index are as follows:

                                       ONE YEAR PERFORMANCE
FUND/BENCHMARK                       THROUGH JANUARY 31, 2010
--------------                       ------------------------
LPCAX
Without Load                                  -0.05%
With Load                                     -4.82%
LIPPER MULTI-CAP CORE FUNDS INDEX             40.24%
LPMAX
Without Load                                   1.82%
With Load                                     -2.98%
LIPPER MULTI-CAP CORE FUNDS INDEX             40.24%
LPGAX
Without Load                                   7.14%
With Load                                      2.11%
LIPPER MULTI-CAP CORE FUNDS INDEX             40.24%

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            JANUARY 31, 2010

The fourth quarter of 2009 marked the end of a year that was a dramatic reversal from the devastation that took place in the capital markets during 2008. However, we all should not forget the shaky ground upon which the year started. In fact, the 1st quarter of 2009 marked the single worst quarterly performance, in percentage terms, of the Dow Jones Industrial Average ("DJIA") since 1939. Yet, since the bottom of this most recent bear market was reached on March 9, 2009, every component of the capital markets machine has churned full speed ahead, resulting in some of the most significant gains the stock market has seen in quite some time. In the process, I believe that investors have conveniently overlooked some concerning economic data, or rather the lack of consistent, positive data, in the hopes of trying to quickly recover what many investors lost during the 15 month period starting in January 2008. This belief, along with the cooling off of the red-hot stock market rally that took place in the 4th quarter of 2009, suggests to me that we are now heading into a transition year where economic and stock market growth will likely be muted and stock market volatility heightened.

In terms of the major equity indices, the S&P 500 Index ("S&P 500") gained 6.04% in the 4th quarter of 2009 on top of the 15.61% that it returned in the 3rd quarter of 2009. For the year, the S&P 500 advanced 26.46% as of December 31, 2009. This level of performance certainly is not enough to offset the S&P 500 loss of 37.00% in 2008 but it does represent significant progress in the right direction. Similarly, the DJIA gained 8.10% in the 4th quarter of 2009 and posted a 22.68% return for the year. Interestingly, the technology heavy NASDAQ led all of the major U.S. equity indices with an advance 45.32% return for 2009.

In terms of asset classes, outside of Convertible and High Yield Bonds, Equities outperformed Bonds in the 4th quarter of 2009 as well as for all of 2009. Defying their historically non-correlated relationship, Bonds and Equities both advanced during 2009 which highlights the apparent trepidation among investors with respect to what amount of risk they are comfortable assuming in the market following the historic declines of 2008. Convertible Bonds, which basically represent an Equity/Bond hybrid investment, perhaps best embody an appropriate investment for this type of sentiment. The Merrill Lynch Convertible Securities Index returned 5.58% in the 4th quarter of 2009 and gained 47.19% in 2009. Following a similar path of bond strategy specific outperformance, the Merrill Lynch High Yield Master II Index returned 57.51% for the year. Municipal Bonds were also a noteworthy story for fixed income

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            JANUARY 31, 2010

securities in 2009 and returned 12.91% for the year, based on the performance of the Barclays Capital Muni Bond Index.

Commodities are an often overlooked asset class by individual investors. This was not the case in 2009 as commodities, notably Gold investment strategies, were frequently in the headlines throughout the year. Specific commodities, such as Steel and Coal, based on the performance of their associated ETFs; Market Vectors Coal (Ticker: KOL) and Market Vectors Steel (Ticker: SLX), led the commodity markets through their triple digit positive returns for the year and stand poised, in my opinion, to offer additional opportunities for growth and portfolio diversification in 2010.

In terms of sub-asset classes, Mid-Cap beat out its Small Cap and Large Cap counterparts in the 4th quarter of 2009 and for the year 2009. Additionally, during the 4th quarter of 2009 as well as for the entire year of 2009, Growth outpaced Value. These are both positive indicators pointing towards a building market recovery, as smaller capitalized companies generally tend to outperform larger capitalized companies during recovery periods, as do growth-oriented companies when compared against value-oriented companies.

Looking to the different geographies of the world, there was clearly one frontrunner: International - Emerging Market Equities. Emerging Markets, notably the BRIC countries, which include Brazil, Russia, India and China, significantly outperformed International - Developed Markets and U.S. Equities in 2009. To help better illustrate this outperformance, consider that the MSCI Emerging Market Index (in U.S. Dollar terms) gained 8.55% in the 4th quarter of 2009 and rose 78.51% for the year. International Emerging Markets present investors with a different set of risks to consider in comparison to International Developed Markets. For the year of 2009, this risk premium appears to have equated to around 47% as the MSCI EAFE Index (in U.S. Dollar terms) gained 31.78% for the year as of December 31, 2009.

Finally, in terms of sectors, all sectors generally moved upward in 2009, but the Information Technology sector, in particular, stood out for its stellar performance. In general, technology is one of the sectors that tend to lead economic recovery efforts.

The story for the SmartGrowth(R) Funds over the past year was a very different one when compared against the previously described story of the overall capital markets. While maintaining their associated risk profile throughout the past twelve month period, the target-risk SmartGrowth(R) Mutual Funds were not able to keep pace, from a performance perspective, with the rapid ascent

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            JANUARY 31, 2010

that took place in the equity markets once the bottom of this particular bear market was reached on March 9, 2009. The primary reason for this can be attributed to the Funds defensive positioning during the second and third quarters of the year. Interestingly, the Funds adopted more of a selective bullish posture during the fourth quarter of 2009 and continue to retain this posture at the beginning stages of 2010.

Leading into the 1st Quarter of 2010, the SmartGrowth(R) Lipper Mutual Funds have taken a strategically weighted bullish stance with respect to their Exchange-traded product ("ETP") allocations for the first quarter of the New Year.

Overall, for the next three months, the SmartGrowth(R) Mutual Funds have long allocations that range between 85%-91% and short allocations that range between 9%-15%.

In terms of equities allocations, the Growth, Moderate and Conservative Funds have reduced their allocations to equities from the previous quarter to 69%, 61% and 63%, respectively.

     - The majority of the long equity allocations are U.S. based and primarily associated with health care, transportation, financial preferreds and technology (specifically semiconductors).

     - The majority of the short equity allocations focus on international markets - notably China and to a lesser extent developed international markets as captured by the EAFE Index.

In terms of fixed income allocations, the Growth, Moderate and Conservative Funds have increased their allocations from the previous quarter to 24%, 17% and 13%, respectively. The bond-oriented strategy utilized this quarter to satisfy the bulk of these fixed income allocations is an Exchange-traded fund ("ETF") focused on convertible bonds.

In terms of alternative asset allocations, the Growth, Moderate and Conservative Funds have increased their allocations from the previous quarter to 7%, 23% and 24%, respectively, driven by weightings to ETFs focused on gold and certain foreign - notably emerging market - currencies.

Despite the challenging market environment that is likely to persist throughout 2010, I am confident that the SmartGrowth(R) Mutual Funds will continue to

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            JANUARY 31, 2010

strive to provide attractive risk-adjusted returns for the next twelve month period and beyond.

Sincerely,


/s/ Kevin D. Mahn

Kevin D. Mahn
Chief Investment Officer & Portfolio Manager

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE PORTFOLIO AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

                                 DEFINITION OF COMPARATIVE INDEX

The LIPPER MULTI-CAP CORE FUNDS INDEX tracks funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

S&P 500 INDEX is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              CONSERVATIVE
                                                              INDEX FUND

Growth of a $10,000 Investment

                              (PERFORMANCE GRAPH)

Initial Investment Date                               6/1/07   Jan 08   Jan 09   Jan 10
-----------------------                              -------   ------   ------   ------
SmartGrowth Lipper Optimal Conservative Index Fund   $ 9,525   $9,925   $8,713   $8,708
S&P 500 Index                                        $10,000   $9,084   $5,575   $7,422
Lipper Multi-Cap Core Funds Classification           $10,000   $9,120   $5,585   $7,633
Lipper Multi-Cap Core Funds Index                    $10,000   $9,108   $5,430   $7,616
LIPPER BENCHMARK DATA START DATE:                    5/31/07

THE FUND COMMENCED OPERATIONS ON JUNE 1, 2007. LIPPER(TM) RETURNS ARE FROM MAY 31, 2007.

(1)  REFLECTS MAXIMUM SALES CHARGE OF 4.75%.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND II                           SMARTGROWTH(R)
                                                             LIPPER(TM) OPTIMAL
                                                             MODERATE INDEX FUND

Growth of a $10,000 Investment

                              (PERFORMANCE GRAPH)

Initial Investment Date                               6/1/07    Jan 08   Jan 09   Jan 10
-----------------------                              -------   -------   ------   ------
SmartGrowth Lipper Optimal Moderate Index Fund       $ 9,525   $10,022   $8,562   $8,719
S&P 500 Index                                        $10,000   $ 9,084   $5,575   $7,422
Lipper Multi-Cap Core Funds Classification           $10,000   $ 9,120   $5,585   $7,633
Lipper Multi-Cap Core Funds Index                    $10,000   $ 9,108   $5,430   $7,616
LIPPER BENCHMARK DATA START DATE:                    5/31/07

THE FUND COMMENCED OPERATIONS ON JUNE 1, 2007. LIPPER(TM) RETURNS ARE FROM MAY 31, 2007.

(1)  REFLECTS MAXIMUM SALES CHARGE OF 4.75%.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              GROWTH INDEX FUND

Growth of a $10,000 Investment

                              (PERFORMANCE GRAPH)

Initial Investment Date                               6/1/07   Jan 08    Jan 09   Jan 10
-----------------------                              -------   -------   ------   ------
SmartGrowth Lipper Optimal Growth Index Fund         $ 9,525   $10,509   $7,795   $8,351
S&P 500 Index                                        $10,000   $ 9,084   $5,575   $7,422
Lipper Multi-Cap Core Funds Classification           $10,000   $ 9,120   $5,585   $7,633
Lipper Multi-Cap Core Funds Index                    $10,000   $ 9,108   $5,430   $7,616
LIPPER BENCHMARK DATA START DATE:                    5/31/07

THE FUND COMMENCED OPERATIONS ON JUNE 1, 2007. LIPPER(TM) RETURNS ARE FROM MAY 31, 2007.

(1)  REFLECTS MAXIMUM SALES CHARGE OF 4.75%.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

                           SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              CONSERVATIVE
                                                              INDEX FUND
                                                              JANUARY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Bear Market                  17.4%
Convertibles                 10.5%
Currency                     10.4%
Large Blend                   8.3%
Health                        8.1%
Miscellaneous                 7.8%
Specialty Financial           6.1%
Technology                    5.2%
Commodities Precious Metals   4.9%
Consumer Discretionary        4.2%
Specialty Utilities           4.1%
Industrials                   3.9%
Foreign Large Blend           2.7%
Municipal National Short      2.5%
Europe Stock                  2.1%
Small Blend                   1.3%
Commodities Energy            0.5%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS

SCHEDULE OF INVESTMENTS
EXCHANGE TRADED FUNDS -- 100.7%

                                                          SHARES        VALUE
                                                         --------   ------------
BEAR MARKET -- 17.5%
   ProShares UltraShort FTSE/Xinhua China 25 .........      9,040   $     89,406
   ProShares UltraShort MSCI .........................      1,870         78,970
   UltraShort MidCap 400 ProShares ...................      2,551         59,566
                                                                    ------------
                                                                         227,942
                                                                    ------------
COMMODITIES ENERGY -- 0.5%
   United States Gasoline Fund L.P. ..................        210          7,075
                                                                    ------------
COMMODITIES PRECIOUS METALS -- 4.9%
   PowerShares Deutsche Bank Gold Fund ...............      1,654         64,076
                                                                    ------------
CONSUMER DISCRETIONARY -- 4.3%
   SPDR S&P Retail Fund ..............................      1,606         55,600
                                                                    ------------
CONVERTIBLES -- 10.6%
   SPDR Barclays Capital Convertible Bond Fund .......      3,770        138,284
                                                                    ------------
CURRENCY -- 10.5%
   CurrencyShares Canadian Dollar Trust ..............        418         38,953
   WisdomTree Dreyfus China Yuan Fund ................      2,151         54,485
   WisdomTree Dreyfus Emerging Currency Fund .........      1,959         42,608
                                                                    ------------
                                                                         136,046
                                                                    ------------
EUROPE STOCK -- 2.1%
   Vanguard European Fund ............................        599         27,219
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              CONSERVATIVE
                                                              INDEX FUND
                                                              JANUARY 31, 2010

EXCHANGE TRADED FUNDS -- (CONTINUED)

                                                          SHARES        VALUE
                                                         --------   ------------
FOREIGN LARGE BLEND -- 2.7%
   iShares MSCI EAFE Index Fund ......................        672   $     35,267
                                                                    ------------
HEALTH -- 8.1%
   iShares Dow Jones US Health Care Providers Index
      Fund ...........................................      1,718         83,237
   PowerShares Dynamic Biotechnology & Genome
      Portfolio ......................................      1,337         22,635
                                                                    ------------
                                                                         105,872
                                                                    ------------
INDUSTRIALS -- 3.9%
   iShares Dow Jones US Transportation Index Fund ....        724         50,709
                                                                    ------------
LARGE BLEND -- 8.4%
   SPDR Trust Series 1 ...............................        663         71,186
   Vanguard Total World Stock Index Fund .............        920         37,619
                                                                    ------------
                                                                         108,805
                                                                    ------------
MISCELLANEOUS -- 7.8%
   iPath S&P 500 VIX Mid-Term Futures Note ...........      1,379        101,798
                                                                    ------------
MUNICIPAL NATIONAL SHORT -- 2.6%
   iShares S&P Short-Term National Municipal Bond
      Fund ...........................................        316         33,303
                                                                    ------------
SMALL BLEND -- 1.3%
   iShares S&P SmallCap 600 Index Fund ...............        319         16,932
                                                                    ------------
SPECIALTY FINANCIAL -- 6.1%
   PowerShares Financial Preferred Portfolio .........      4,854         79,751
                                                                    ------------
SPECIALTY UTILITIES -- 4.2%
   Utilities Select Sector SPDR Fund .................      1,851         54,567
                                                                    ------------
TECHNOLOGY -- 5.2%
   SPDR S&P Semiconductor Fund .......................      1,611         67,775
                                                                    ------------
   TOTAL EXCHANGE TRADED FUNDS (Cost $1,340,040) .....                 1,311,021
                                                                    ------------
   TOTAL INVESTMENTS -- 100.7% (Cost $1,340,040) .....              $  1,311,021
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $1,301,515.

EAFE  EUROPE, AUSTRALASIA, FAR EAST INDEX
FTSE  FINANCIAL TIMES AND LONDON STOCK EXCHANGE
L.P.  LIMITED PARTNERSHIP
MSCI  MORGAN STANLEY CAPITAL INTERNATIONAL
S&P   STANDARD & POOR'S
SPDR  STANDARD & POOR'S DEPOSITARY RECEIPTS
VIX   VOLATILITY INDEX

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                           SMARTGROWTH(R)
                                                             LIPPER(TM) OPTIMAL
                                                             MODERATE INDEX FUND
                                                             JANUARY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Convertibles                 16.1%
Bear Market                  12.0%
Health                       10.5%
Miscellaneous                 9.9%
Specialty Financial           8.8%
Technology                    7.9%
Commodities Precious Metals   7.6%
Large Blend                   7.3%
Consumer Discretionary        5.3%
Currency                      5.2%
Industrials                   4.8%
Specialty Utilities           4.0%
Foreign Large Blend           0.6%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS

SCHEDULE OF INVESTMENTS
EXCHANGE TRADED FUNDS -- 100.1%

                                                          SHARES        VALUE
                                                         --------   ------------
BEAR MARKET -- 12.0%
   ProShares UltraShort FTSE/Xinhua China 25 .........    103,387   $  1,022,498
   ProShares UltraShort MSCI .........................      4,123        174,114
                                                                    ------------
                                                                       1,196,612
                                                                    ------------
COMMODITIES PRECIOUS METALS -- 7.6%
   PowerShares Deutsche Bank Gold Fund ...............     19,569        758,103
                                                                    ------------
CONSUMER DISCRETIONARY -- 5.3%
   SPDR S&P Retail Fund ..............................     15,144        524,285
                                                                    ------------
CONVERTIBLES -- 16.1%
   SPDR Barclays Capital Convertible Bond Fund .......     43,615      1,599,798
                                                                    ------------
CURRENCY -- 5.2%
   CurrencyShares Canadian Dollar Trust ..............      2,089        194,674
   WisdomTree Dreyfus China Yuan Fund ................      6,366        161,251
   WisdomTree Dreyfus Emerging Currency Fund .........      7,231        157,274
                                                                    ------------
                                                                         513,199
                                                                    ------------
FOREIGN LARGE BLEND -- 0.6%
   iShares MSCI EAFE Index Fund ......................      1,120         58,778
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                           SMARTGROWTH(R)
                                                             LIPPER(TM) OPTIMAL
                                                             MODERATE INDEX FUND
                                                             JANUARY 31, 2010

EXCHANGE TRADED FUNDS -- (CONTINUED)

                                                          SHARES        VALUE
                                                         --------   ------------
HEALTH -- 10.5%
   iShares Dow Jones US Health Care Providers Index
      Fund ...........................................     19,627   $    950,928
   PowerShares Dynamic Biotechnology & Genome
      Portfolio ......................................      5,451         92,285
                                                                    ------------
                                                                       1,043,213
                                                                    ------------
INDUSTRIALS -- 4.8%
   iShares Dow Jones US Transportation Index Fund ....      6,797        476,062
                                                                    ------------
LARGE BLEND -- 7.3%
   SPDR Trust Series 1 ...............................      5,240        562,619
   Vanguard Total World Stock Index Fund .............      3,921        160,329
                                                                    ------------
                                                                         722,948
                                                                    ------------
MISCELLANEOUS -- 9.9%
   iPath S&P 500 VIX Mid-Term Futures Note ...........     13,296        981,511
                                                                    ------------
SPECIALTY FINANCIAL -- 8.8%
   PowerShares Financial Preferred Portfolio .........     53,103        872,482
                                                                    ------------
SPECIALTY UTILITIES -- 4.1%
   Utilities Select Sector SPDR Fund .................     13,710        404,171
                                                                    ------------
TECHNOLOGY -- 7.9%
   SPDR S&P Semiconductor Fund .......................     18,782        790,159
                                                                    ------------
   TOTAL EXCHANGE TRADED FUNDS
      (Cost $10,117,995) .............................                 9,941,321
                                                                    ------------
   TOTAL INVESTMENTS - 100.1%
      (Cost $10,117,995) .............................              $  9,941,321
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $9,927,502.

EAFE   EUROPE, AUSTRALASIA, FAR EAST INDEX
FTSE   FINANCIAL TIMES AND LONDON STOCK EXCHANGE
MSCI   MORGAN STANLEY CAPITAL INTERNATIONAL
S&P    STANDARD & POOR'S
SPDR   STANDARD & POOR'S DEPOSITARY RECEIPTS
VIX    VOLATILITY INDEX

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              GROWTH INDEX FUND
                                                              JANUARY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Convertibles                 23.5%
Technology                   16.7%
Health                       15.9%
Bear Market                  11.5%
Specialty Financial           9.9%
Consumer Discretionary        7.6%
Industrials                   7.6%
Commodities Precious Metals   6.9%
Short-Term Investment         0.4%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS

SCHEDULE OF INVESTMENTS
EXCHANGE TRADED FUNDS -- 99.9%

                                                          SHARES        VALUE
                                                         --------   ------------
BEAR MARKET -- 11.6%
   ProShares UltraShort FTSE/Xinhua China 25 .........    149,133   $  1,474,926
                                                                    ------------
COMMODITIES PRECIOUS METALS -- 6.9%
   PowerShares Deutsche Bank Gold Fund ...............     22,812        883,737
                                                                    ------------
CONSUMER DISCRETIONARY -- 7.7%
   SPDR S&P Retail Fund ..............................     28,236        977,530
                                                                    ------------
CONVERTIBLES -- 23.5%
   SPDR Barclays Capital Convertible Bond Fund .......     81,927      3,005,082
                                                                    ------------
HEALTH -- 15.9%
   iShares Dow Jones US Health Care Providers
      Index Fund                                           42,007      2,035,239
                                                                    ------------
INDUSTRIALS -- 7.6%
   iShares Dow Jones US Transportation Index Fund ....     13,910        974,257
                                                                    ------------
SPECIALTY FINANCIAL -- 9.9%
   PowerShares Financial Preferred Portfolio .........     76,855      1,262,728
                                                                    ------------
TECHNOLOGY -- 16.8%
   SPDR S&P Semiconductor Fund .......................     50,875      2,140,311
                                                                    ------------
   TOTAL EXCHANGE TRADED FUNDS
      (Cost $13,108,789) .............................                12,753,810
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              GROWTH INDEX FUND
                                                              JANUARY 31, 2010

SHORT-TERM INVESTMENT -- 0.5%

                                                          SHARES        VALUE
                                                         --------   ------------
   Fidelity Money Management Fund,
      Institutional Class, 0.240% (A)
      (Cost $57,615) .................................     57,615   $     57,615
                                                                    ------------
   TOTAL INVESTMENTS - 100.4%
      (Cost $13,166,404) .............................              $ 12,811,425
                                                                    ============

PERCENTAGES ARE BASED ON NET ASSETS OF $12,764,320.

(A)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JANUARY 31, 2010.

FTSE   FINANCIAL TIMES AND LONDON STOCK EXCHANGE
S&P    STANDARD & POOR'S
SPDR   STANDARD & POOR'S DEPOSITARY RECEIPTS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            JANUARY 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

                                                               SMARTGROWTH(R)   SMARTGROWTH(R)   SMARTGROWTH(R)
                                                                  LIPPER(TM)      LIPPER(TM)       LIPPER(TM)
                                                                  OPTIMAL          OPTIMAL          OPTIMAL
                                                                CONSERVATIVE       MODERATE          GROWTH
                                                                 INDEX FUND       INDEX FUND       INDEX FUND
                                                               --------------   --------------   --------------
ASSETS
   Investments at Value (Cost $1,340,040,
      $10,117,995, and $13,166,404, respectively) ..........     $1,311,021       $ 9,941,321      $12,811,425
   Receivable for Investment Securities Sold ...............         22,302           684,602            5,486
   Receivable from Investment Adviser ......................          8,673            20,650           21,115
   Prepaid Expenses ........................................          4,588             7,761           10,036
   Dividends Receivable ....................................              1                15               15
   Receivable for Capital Shares Sold ......................             --             5,714           13,669
                                                                 ----------       -----------      -----------
      Total Assets .........................................      1,346,585        10,660,063       12,861,746
                                                                 ----------       -----------      -----------
LIABILITIES
   Payable to Custodian ....................................         15,236           596,317               --
   Payable due to Administrator ............................          1,133            10,554           11,244
   Payable due to Distributor ..............................            268             2,045            2,601
   Chief Compliance Officer Fees Payable ...................            181             1,785            1,795
   Payable due to Trustees .................................            181             1,785            1,794
   Payable for Investment Securities Purchased .............             --            43,558               --
   Payable for Capital Shares Redeemed .....................             --            32,383           36,794
   Other Accrued Expenses ..................................         28,071            44,134           43,198
                                                                 ----------       -----------      -----------
      Total Liabilities ....................................         45,070           732,561           97,426
                                                                 ----------       -----------      -----------
   NET ASSETS ..............................................     $1,301,515       $ 9,927,502      $12,764,320
                                                                 ==========       ===========      ===========
NET ASSETS CONSIST OF:
   Paid-in Capital .........................................     $1,427,602       $10,918,059      $17,812,515
   Distributions in Excess of Net Investment Income ........         (6,919)          (72,736)         (97,390)
   Accumulated Net Realized Loss on Investments ............        (90,149)         (741,147)      (4,595,826)
   Net Unrealized Depreciation on Investments ..............        (29,019)         (176,674)        (354,979)
                                                                 ----------       -----------      -----------
   Net Assets ..............................................     $1,301,515       $ 9,927,502      $12,764,320
                                                                 ==========       ===========      ===========
CLASS A SHARES:
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value) ............        159,901         1,211,296        1,754,883
                                                                 ==========       ===========      ===========
   Net Asset Value and Redemption
      Price Per Share ......................................     $     8.14       $      8.20      $      7.27
                                                                 ==========       ===========      ===========
   Maximum Offering Price per Share
      (net asset value / 95.25%) ...........................     $     8.55       $      8.61      $      7.63
                                                                 ==========       ===========      ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            FOR THE YEAR ENDED
                                                            JANUARY 31, 2010

STATEMENTS OF OPERATIONS

                                                               SMARTGROWTH(R)   SMARTGROWTH(R)   SMARTGROWTH(R)
                                                                 LIPPER(TM)        LIPPER(TM)      LIPPER(TM)
                                                                   OPTIMAL          OPTIMAL          OPTIMAL
                                                                CONSERVATIVE       MODERATE          GROWTH
                                                                  INDEX FUND      INDEX FUND       INDEX FUND
                                                               --------------   --------------   --------------
INVESTMENT INCOME:
Dividends from Investment Company Shares ...................      $ 16,840        $ 188,759        $  285,489
Dividend income ............................................           127            1,148               890
Less: Foreign taxes withheld ...............................           (22)            (300)             (386)
                                                                  --------        ---------        ----------
TOTAL INVESTMENT INCOME: ...................................        16,945          189,607           285,993
                                                                  --------        ---------        ----------
EXPENSES:
Administration Fees ........................................        11,200          111,414           147,386
Investment Advisory Fees ...................................         5,574           55,393            71,515
Distribution Fees ..........................................         2,787           27,697            35,758
Trustees' Fees .............................................           834            8,217            11,596
Chief Compliance Officer Fees ..............................           607            5,967             7,389
Shareholder Servicing Fees .................................            99            2,755             4,170
Transfer Agent Fees ........................................        29,734           53,133            56,534
Audit Fees .................................................        16,491           17,685            18,380
Registration Fees ..........................................        14,166           16,370            17,687
Custodian Fees .............................................         5,697           13,884             7,777
Printing Fees ..............................................         2,944           18,477            23,496
Legal Fees .................................................         2,314           22,647            34,330
Other Expenses .............................................         2,798            7,434             8,982
                                                                  --------        ---------        ----------
TOTAL EXPENSES .............................................        95,245          361,073           445,000
Less:
Waiver of Investment Advisory Fees .........................        (5,574)         (55,393)          (71,515)
Reimbursement by Investment Advisor ........................       (72,948)        (139,496)         (158,935)
                                                                  --------        ---------        ----------
NET EXPENSES ...............................................        16,723          166,184           214,550
                                                                  --------        ---------        ----------
NET INVESTMENT INCOME ......................................           222           23,423            71,443
                                                                  --------        ---------        ----------
NET REALIZED GAIN ON INVESTMENTS ...........................         3,002           85,284           142,018
NET REALIZED GAIN DISTRIBUTIONS FROM INVESTMENT
    COMPANY SHARES .........................................         6,886           61,971            65,157
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ...........................        (8,692)         175,569           778,201
                                                                  --------        ---------        ----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS ...................................         1,196          322,824           985,376
                                                                  --------        ---------        ----------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................      $  1,418        $ 346,247        $1,056,819
                                                                  ========        =========        ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              CONSERVATIVE
                                                              INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR          YEAR
                                                                        ENDED         ENDED
                                                                     JANUARY 31,   JANUARY 31,
                                                                         2010          2009
                                                                     -----------   -----------
OPERATIONS:
   Net Investment Income .........................................   $      222     $   4,748
   Net Realized Gain (Loss) on Investments .......................        9,888       (51,828)
   Net Change in Unrealized
      Depreciation on Investments ................................       (8,692)      (26,120)
                                                                     ----------     ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ............................................        1,418       (73,200)
                                                                     ----------     ---------
DIVIDENDS AND DISTRIBUTIONS*:
   Dividends from Net Investment Income ..........................       (7,022)       (5,883)
   Distributions from Net Realized Gains .........................           --       (54,280)
                                                                     ----------     ---------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ..........................       (7,022)      (60,163)
                                                                     ----------     ---------
CAPITAL SHARE TRANSACTIONS:
   Issued ........................................................      984,454       947,468
   Reinvestment of Distributions .................................        4,438        53,440
   Redeemed ......................................................     (265,277)     (673,262)
                                                                     ----------     ---------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ..................      723,615       327,646
                                                                     ----------     ---------
      TOTAL INCREASE IN NET ASSETS ...............................      718,011       194,283
                                                                     ----------     ---------
NET ASSETS:
   Beginning of Period ...........................................      583,504       389,221
                                                                     ----------     ---------
   End of Period .................................................   $1,301,515     $ 583,504
                                                                     ==========     =========
   Undistributed Net Investment Income/(Distributions in Excess of
      Net Investment Income) .....................................   $   (6,919)    $   7,481
                                                                     ==========     =========
SHARE TRANSACTIONS:
   Issued ........................................................      120,749        93,442
   Reinvestment of Distributions .................................          546         6,180
   Redeemed ......................................................      (32,597)      (66,010)
                                                                     ----------     ---------
NET INCREASE IN SHARES OUTSTANDING
   FROM SHARE TRANSACTIONS .......................................       88,698        33,612
                                                                     ==========     =========

* CERTAIN DISTRIBUTIONS FROM NET INVESTMENT INCOME, FOR THE YEAR ENDED JANUARY 31, 2009, FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS FOR FINANCIAL REPORTING PURPOSES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              MODERATE INDEX
                                                              FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR          YEAR
                                                           ENDED         ENDED
                                                        JANUARY 31,   JANUARY 31,
                                                            2010          2009
                                                        -----------   -----------
OPERATIONS:
   Net Investment Income ............................   $    23,423   $   24,658
   Net Realized Gain (Loss) on Investments ..........       147,255     (445,410)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments .................       175,569     (403,418)
                                                        -----------   ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...............................       346,247     (824,170)
                                                        -----------   ----------
DIVIDENDS AND DISTRIBUTIONS*:
   Dividends from Net Investment Income .............       (42,118)     (35,033)
   Distributions from Net Realized Gains ............            --     (576,907)
   Return of Capital ................................          (149)          --
                                                        -----------   ----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS .............       (42,267)    (611,940)
                                                        -----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Issued ...........................................    10,710,273    5,252,583
   Reinvestment of Distributions ....................        38,531      584,541
   Redemption Fees ..................................           101          500
   Redeemed .........................................    (7,409,654)    (750,041)
                                                        -----------   ----------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .....     3,339,251    5,087,583
                                                        -----------   ----------
      TOTAL INCREASE IN NET ASSETS ..................     3,643,231    3,651,473
                                                        -----------   ----------
NET ASSETS:
   Beginning of Period ..............................     6,284,271    2,632,798
                                                        -----------   ----------
   End of Period ....................................   $ 9,927,502   $6,284,271
                                                        ===========   ==========
   Undistributed Net Investment Income/(Distributions
      in Excess of Net Investment Income) ...........   $   (72,736)  $   41,831
                                                        ===========   ==========
SHARE TRANSACTIONS:
   Institutional Class Shares:
   Issued ...........................................     1,330,058      535,077
   Reinvestment of Distributions ....................         4,757       67,668
   Redeemed .........................................      (901,560)     (77,055)
                                                        -----------   ----------
NET INCREASE IN SHARES OUTSTANDING
   FROM SHARE TRANSACTIONS ..........................       433,255      525,690
                                                        ===========   ==========

* CERTAIN DISTRIBUTIONS FROM NET INVESTMENT INCOME, FOR THE YEAR ENDED JANUARY 31, 2009, FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS FOR FINANCIAL REPORTING PURPOSES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              GROWTH INDEX
                                                              FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR          YEAR
                                                                     ENDED        ENDED
                                                                 JANUARY 31,   JANUARY 31,
                                                                     2010          2009
                                                                 -----------   -----------
OPERATIONS:
   Net Investment Income .....................................   $    71,443   $    28,358
   Net Realized Gain (Loss) on Investments ...................       207,175    (2,940,331)
   Net Increase from Payment by Affiliate* ...................            --         6,415
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ..........................       778,201    (1,248,747)
                                                                 -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................     1,056,819    (4,154,305)
                                                                 -----------   -----------
DIVIDENDS AND DISTRIBUTIONS**:
   Dividends from Net Investment Income ......................      (255,723)      (39,336)
   Distributions from Net Realized Gains .....................            --    (1,880,955)
   Return of Capital .........................................          (187)           --
                                                                 -----------   -----------
   Total Dividends and Distributions .........................      (255,910)   (1,920,291)
                                                                 -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ....................................................     4,003,534    12,460,006
   Reinvestment of Distributions .............................       244,114     1,799,160
   Redemption Fees ...........................................            --           729
   Redeemed ..................................................    (4,948,571)   (2,412,748)
                                                                 -----------   -----------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS ...      (700,923)   11,847,147
                                                                 -----------   -----------
   TOTAL INCREASE IN NET ASSETS ..............................        99,986     5,772,551
                                                                 -----------   -----------
NET ASSETS:
   Beginning of Period .......................................    12,664,334     6,891,783
                                                                 -----------   -----------
   End of Period .............................................   $12,764,320   $12,664,334
                                                                 ===========   ===========
   Undistributed Net Investment Income/(Distributions
      in Excess of Net Investment Income) ....................   $   (97,390)  $   245,978
                                                                 ===========   ===========
SHARE TRANSACTIONS:
   Issued ....................................................       577,158     1,228,876
   Reinvestment of Distributions .............................        34,577       234,015
   Redeemed ..................................................      (689,248)     (262,049)
                                                                 -----------   -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   FROM SHARE TRANSACTIONS ...................................       (77,513)    1,200,842
                                                                 ===========   ===========

*    SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

** CERTAIN DISTRIBUTIONS FROM NET INVESTMENT INCOME, FOR THE YEAR ENDED JANUARY 31, 2009, FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS FOR FINANCIAL REPORTING PURPOSES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              CONSERVATIVE
                                                              INDEX FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             CLASS A SHARES
                                                ---------------------------------------
                                                    YEAR          YEAR         PERIOD
                                                   ENDED         ENDED         ENDED
                                                JANUARY 31,   JANUARY 31,   JANUARY 31,
                                                    2010          2009        2008(1)
                                                -----------   -----------   -----------
Net Asset Value,
   Beginning of Period ......................     $ 8.19      $ 10.35        $10.00
                                                  ------      -------        ------
Income (Loss) from Operations:
Net Investment Income(2) ....................         --++       0.09          0.07
Net Realized and Unrealized Gain (Loss)
   on Investments ...........................         --++      (1.31)         0.35
                                                  ------      -------        ------
Total from Operations .......................         --        (1.22)         0.42
                                                  ------      -------        ------
Dividends and Distributions:
   Net Investment Income ....................      (0.05)       (0.09)(3)     (0.06)
   Net Realized Gains .......................         --        (0.85)(3)     (0.01)
                                                  ------      -------        ------
Total Dividends and Distributions ...........      (0.05)       (0.94)        (0.07)
                                                  ------      -------        ------
Net Asset Value, End of Period ..............     $ 8.14      $  8.19        $10.35
                                                  ======      =======        ======
TOTAL RETURN+ ...............................      (0.05)%     (12.22)%        4.20%
                                                  ======      =======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .......     $1,302      $   584        $  389
Ratio of Expenses to Average Net Assets .....       1.50%        1.50%         1.50%*
Ratio of Expenses to Average Net Assets
   (excluding waivers and reimbursements) ...       8.54%       16.87%        52.47%*
Ratio of Net Investment Income
   to Average Net Assets ....................       0.02%        0.88%         1.10%*
Portfolio Turnover Rate .....................        381%         411%          260%**

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN EXCLUDES APPLICABLE SALES CHARGES.

++   AMOUNT SHOWN REPRESENTS LESS THAN $ 0.01.

*    ANNUALIZED

**   NOT ANNUALIZED

(1)  COMMENCED OPERATIONS ON JUNE 1, 2007.

(2)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(3) CERTAIN DISTRIBUTIONS FROM NET INVESTMENT INCOME, FOR THE YEAR ENDED JANUARY 31, 2009, FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS FOR FINANCIAL REPORTING PURPOSES.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              MODERATE INDEX
                                                              FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             CLASS A SHARES
                                                ---------------------------------------
                                                    YEAR          YEAR         PERIOD
                                                   ENDED         ENDED         ENDED
                                                JANUARY 31,   JANUARY 31,   JANUARY 31,
                                                    2010          2009        2008(1)
                                                -----------   -----------   -----------
Net Asset Value,
   Beginning of Period ......................     $ 8.08      $ 10.43        $10.00
                                                  ------      -------        ------
Income (Loss)from Operations:
   Net Investment Income(2) .................       0.02         0.06          0.04
   Net Realized and Unrealized Gain (Loss)
      on Investments ........................       0.13        (1.53)         0.48
                                                  ------      -------        ------
Total from Operations .......................       0.15        (1.47)         0.52
                                                  ------      -------        ------
Redemption Fees .............................         --++         --++          --
                                                  ------      -------        ------
Dividends and Distributions:
   Net Investment Income ....................      (0.03)       (0.06)(3)     (0.04)
   Net Realized Gains .......................         --        (0.82)(3)     (0.05)
   Return of Capital ........................         --++         --            --
                                                  ------      -------        ------
Total Dividends and Distributions ...........      (0.03)       (0.88)        (0.09)
                                                  ------      -------        ------
Net Asset Value, End of Period ..............     $ 8.20      $  8.08        $10.43
                                                  ======      =======        ======
TOTAL RETURN+ ...............................       1.82%      (14.56)%        5.22%
                                                  ======      =======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .......     $9,928      $ 6,284        $2,633
Ratio of Expenses to Average Net Assets .....       1.50%        1.50%         1.50%*
Ratio of Expenses to Average Net Assets
   (excluding waivers and reimbursements) ...       3.26%        5.59%        16.52%*
Ratio of Net Investment Income
   to Average Net Assets ....................       0.21%        0.60%         0.57%*
Portfolio Turnover Rate .....................        444%         396%          256%**

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN EXCLUDES APPLICABLE SALES CHARGES.

++   AMOUNT SHOWN REPRESENTS LESS THAN $0.01.

*    ANNUALIZED

**   NOT ANNUALIZED

(1)  COMMENCED OPERATIONS ON JUNE 1, 2007.

(2)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(3) CERTAIN DISTRIBUTIONS FROM NET INVESTMENT INCOME, FOR THE YEAR ENDED JANUARY 31, 2009, FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS FOR FINANCIAL REPORTING PURPOSES.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                            SMARTGROWTH(R)
                                                              LIPPER(TM) OPTIMAL
                                                              GROWTH INDEX
                                                              FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             CLASS A SHARES
                                                ---------------------------------------
                                                    YEAR          YEAR         PERIOD
                                                   ENDED         ENDED         ENDED
                                                JANUARY 31,   JANUARY 31,   JANUARY 31,
                                                    2010          2009        2008(1)
                                                -----------   -----------   -----------
Net Asset Value,
   Beginning of Period ......................     $  6.91     $ 10.91        $10.00
                                                  -------     -------        ------
Income (Loss)from Operations:
   Net Investment Income (Loss)(2) ..........        0.04        0.02         (0.03)
   Net Realized and Unrealized Gain (Loss)
      on Investments ........................        0.45       (2.71)         1.06
                                                  -------     -------        ------
Total from Operations .......................        0.49       (2.69)         1.03
                                                  -------     -------        ------
Redemption Fees .............................          --          --++          --
                                                  -------     -------        ------
Dividends and Distributions:
   Net Investment Income ....................       (0.13)      (0.03)(3)        --
   Net Realized Gains .......................          --       (1.28)(3)     (0.12)
   Return of Capital ........................          --++        --            --
                                                  -------     -------        ------
Total Dividends and Distributions ...........       (0.13)      (1.31)        (0.12)
                                                  -------     -------        ------
Net Asset Value, End of Period ..............     $  7.27     $  6.91        $10.91
                                                  =======     =======        ======
TOTAL RETURN+ ...............................        7.14%     (25.83)%       10.33%
                                                  =======     =======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .......     $12,764     $12,664        $6,892
Ratio of Expenses to Average Net Assets .....        1.50%       1.50%         1.50%*
Ratio of Expenses to Average Net Assets
   (excluding waivers and reimbursements) ...        3.11%       4.17%        14.23%*
Ratio of Net Investment Income (Loss)
   to Average Net Assets ....................        0.50%       0.21%        (0.36)%*
Portfolio Turnover Rate .....................         433%        433%          225%**

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN EXCLUDES APPLICABLE SALES CHARGES.

++   AMOUNT SHOWN REPRESENTS LESS THAN $0.01.

*    ANNUALIZED

**   NOT ANNUALIZED

(1)  COMMENCED OPERATIONS ON JUNE 1, 2007.

(2)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(3) CERTAIN DISTRIBUTIONS FROM NET INVESTMENT INCOME, FOR THE YEAR ENDED JANUARY 31, 2009, FOR FEDERAL INCOME TAX PURPOSES HAVE BEEN RECLASSIFIED TO DISTRIBUTIONS FROM REALIZED GAINS FOR FINANCIAL REPORTING PURPOSES.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-nine funds. The financial statements herein are those of the SmartGrowth(R) Lipper(TM) Optimal Conservative Index Fund, the SmartGrowTH(R) Lipper(TM) Optimal Moderate Index Fund and the SmartGrowth(R) Lipper(TM) Optimal Growth Index Fund (each, a "Fund," and collectively, the "Funds"). THE financial statements of the remaining funds are presented separately. The investment objective of the SmartGrowth(R) Lipper(TM) Optimal Conservative Index Fund is to track the performance of the Lipper(TM) Optimal Conservative Index. The investment objective of the SmartGrowth(R) Lipper(TM) Optimal Moderate index Fund is to track the performance of the Lipper(TM) Optimal Moderate Index. The investment objective of the SmartGrowth(R) Lipper(TM) Optimal Growth Index fund is to track the performance of the Lipper(TM) Optimal Growth Index. The Trust is registered to offer Class A Shares and Institutional Class Shares of all Funds. As of January 31, 2010, the Institutional Class Shares of the SmartGrowth Funds had not yet commenced operations. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

     over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2010, there were no fair valued securities.

     In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles, ASC 820 (formerly FASB Statement No. 157), the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

     the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

          Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

          For the year ended January 31, 2010, there have been no significant changes to the Trust's fair valuation methodology.

          As of January 31, 2010, all of the investments in each of the Funds' are Level 1. For details of investment classifications, reference each Fund's respective the Schedule of Investments.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

     adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the statements of operations, the Funds indirectly bear the investment advisory fees and other expenses of the exchange traded funds (ETFs) in which they invest. Because each of the ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 7 days. Redemption Fees are included in capital share transactions on the Statement of Changes in Net Assets.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

PAYMENT BY AFFILIATE -- During the year ended January 31, 2009, the SmartGrowth(R) Lipper(TM) Optimal Growth Index Fund was reimbursed by the adviser FOR losses incurred of $6,415 due to the purchase of shares in a specific company in excess of the amount permitted under applicable Securities and Exchange Commission rules. The reimbursement had no impact on the Fund's total return.

4.   ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

     0.10% on the first $500 million of the Funds' average daily net assets;

     0.08% between $500 million and $2 billion of the Funds' average daily net assets; and

     0.06% on the Fund's average daily net assets over $2 billion.

The Funds are subject to a minimum annual administration fee of $90,000 per fund.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated on November 16, 2004. The Funds have adopted the Distribution Plan (the "Plan") for Class A Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds' average net assets attributable to Class A Shares as compensation for distribution services.

Effective May 31, 2009, the Funds adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder servicing services in an amount not to exceed 0.25% based on the average daily net assets of the Class A Share.

UMB Fund Services, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, Hennion & Walsh Asset Management, Inc. (the "Adviser"), provides investment advisory services to the Funds at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of each Fund's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Funds' total annual operating expenses from exceeding 1.50% of the Class A shares average daily net assets. The Adviser may discontinue the expense limitation at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.50% to recapture any of its prior fee reductions or expense reimbursements. At January 31, 2010, the amount the Adviser may seek reimbursement of previously waived fees and reimbursed expenses for the Funds was $224,822, $536,256, and $771,488 for the SmartGrowth(R) Lipper(TM) Optimal Conservative Index Fund, the SmartGrowth(R) Lipper(TM) Optimal Moderate Index Fund and the SmartGrowth(R) Lipper(TM) Optimal Growth Index Fund, respectively.

The Adviser has entered into a licensing agreement with Lipper(TM) to obtain the right to offer shares of a registered investment company that pursues an investment program that seeks to track certain Lipper(TM) Indices and to obtain information and assistance from Lipper(TM) to facilitate the operations of the Funds. Fees payable to Lipper(TM) under this agreement are paid by the Adviser and not by the Funds.

6. INVESTMENT TRANSACTIONS:

For the year ended January 31, 2010, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

                                                             PURCHASES       SALES
                                                            -----------   -----------
SmartGrowth(R) Lipper(TM) Optimal Conservative Index Fund   $ 4,911,085   $ 4,155,723
SmartGrowth(R) Lipper(TM) Optimal Moderate Index Fund        51,147,596    47,137,082
SmartGrowth(R) Lipper(TM) Optimal Growth Index Fund          60,880,864    60,993,066

There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on December 31. The following tax disclosure is representative as of December 31, 2009, except for the tax character of distributions and federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments. Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions and investments in partnerships and grantor trust securities. These reclassifications had no impact on the net assets or net asset value of the Funds.

                                                UNDISTRIBUTED    ACCUMULATED
                                     PAID-IN   NET INVESTMENT   NET REALIZED
                                     CAPITAL    INCOME/(LOSS)    GAIN/(LOSS)
                                    --------   --------------   ------------
SmartGrowth(R) Lipper(TM) Optimal
   Conservative Index Fund          $     --     $  (7,600)       $  7,600
SmartGrowth(R) Lipper(TM) Optimal
   Moderate Index Fund               (15,540)      (95,872)        111,412
SmartGrowth(R) Lipper(TM) Optimal
   Growth Index Fund                 (14,364)     (159,088)        173,452

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                               LONG-TERM
                                    ORDINARY    CAPITAL    RETURN OF
                                     INCOME      GAIN       CAPITAL     TOTAL
                                    --------   ---------   ---------   -------
SmartGrowth(R) Lipper(TM) Optimal
   Conservative Index Fund
   2010                              $ 7,022     $   --       $--      $ 7,022
   2009                               58,810      1,353        --       60,163

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

                                                 LONG-TERM
                                     ORDINARY     CAPITAL    RETURN OF
                                      INCOME       GAIN       CAPITAL       TOTAL
                                    ----------   ---------   ---------   ----------
SmartGrowth(R) Lipper(TM) Optimal
   Moderate Index Fund
   2010                             $   42,118    $    --      $149      $   42,267
   2009                                599,323     12,617        --         611,940
SmartGrowth(R) Lipper(TM) Optimal
   Growth Index Fund
   2010                             $  255,723    $    --      $187      $  255,910
   2009                              1,891,106     29,185        --       1,920,291

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

                                 SMARTGROWTH(R)       SMARTGROWTH(R)       SMARTGROWTH(R)
                               LIPPER(TM) OPTIMAL   LIPPER(TM) OPTIMAL   LIPPER(TM) OPTIMAL
                                  CONSERVATIVE           MODERATE              GROWTH
                                   INDEX FUND            INDEX FUND          INDEX FUND
                               ------------------   ------------------   ------------------
Undistributed Ordinary
   Income                          $   1,344           $        --           $        --
Capital Loss
   Carryforwards                    (135,102)           (1,256,222)           (5,509,041)
Post October Losses                   (4,492)              (45,885)              (11,588)
Net Unrealized Appreciation           22,409               442,288               724,111
Other Temporary Differences               --                    --                    --
                                   ---------           -----------           -----------
Total Distributable Earnings       $(115,841)          $  (859,819)          $(4,796,518)

Post-October losses represent losses realized on investment transactions from November 1, 2009 through December 31, 2009 that, in accordance with Federal income tax regulations, the Funds may differ and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. As of December 31, 2009, the Funds had the following capital loss carryforwards:

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

                                      YEARS
                                    EXPIRING     AMOUNTS
                                    --------   ----------
SmartGrowth(R) Lipper(TM) Optimal
   Conservative Index Fund            2017     $  101,131
                                      2016         33,971
                                               ----------
                                               $  135,102
                                               ==========
SmartGrowth(R) Lipper(TM) Optimal
   Moderate Index Fund                2017     $  987,076
                                      2016        269,146
                                               ----------
                                               $1,256,222
                                               ==========
SmartGrowth(R) Lipper(TM) Optimal
   Growth Index Fund                  2017     $2,645,698
                                      2016      2,863,343
                                               ----------
                                               $5,509,041
                                               ==========

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2010 were as follows:

    SMARTGROWTH(R)         FEDERAL    APPRECIATED   DEPRECIATED   NET UNREALIZED
        FUNDS             TAX COST     SECURITIES    SECURITIES    DEPRECIATION
---------------------   -----------   -----------   -----------   --------------
SmartGrowth(R)
   Lipper(TM) Optimal
   Conservative Index
   Fund                 $ 1,335,491    $ 28,732      $ (53,202)     $ (24,470)
SmartGrowth(R)
   Lipper(TM) Optimal
   Moderate Index Fund   10,115,416     215,475       (389,570)      (174,095)
SmartGrowth(R)
   Lipper(TM) Optimal
   Growth Index Fund     13,059,865     267,744       (516,184)      (248,440)

8. OTHER:

At January 31, 2010, the percentage of total shares outstanding held by shareholders for the SmartGrowth(R) Lipper(TM) Optimal Conservative Index Fund, the SmartGrowth(R) Lipper(TM) Optimal Moderate Index Fund and the SmartGrowth(R)

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

Lipper(TM) Optimal Growth Index Fund, which were comprised of omnibus accounts that were held on behalf of several individual shareholders, was as follows:

                                                           NO. OF          %
                                                        SHAREHOLDERS   OWNERSHIP
                                                        ------------   ---------
SmartGrowth(R) Lipper(TM) Optimal Moderate Index Fund         2           28%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on the Trust's experience, the risk of loss from such claim is considered remote.

9. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, The FASB issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

10. SUBSEQUENT EVENT:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS
                                                            JANUARY 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
SmartGrowth Funds of The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the SmartGrowth Lipper Optimal Conservative Index Fund, SmartGrowth Lipper Optimal Moderate Index Fund, and SmartGrowth Lipper Optimal Growth Index Fund (three of the series constituting The Advisors' Inner Circle Fund II (the "Trust")), as of January 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period June 1, 2007 (commencement of operations) through January 31, 2008. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SmartGrowth Lipper Optimal Conservative Index Fund, SmartGrowth Lipper Optimal Moderate Index Fund, and SmartGrowth Lipper Optimal Growth Index Fund of The Advisors' Inner Circle Fund II at January 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and the period June 1, 2007 (commencement of operations) through January 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
March 29, 2010

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be

                                      TERM OF
                    POSITION(S)     OFFICE AND
 NAME, ADDRESS,      HELD WITH      LENGTH OF
     AGE(1)          THE TRUST    TIME SERVED(2)
----------------   ------------   --------------
INTERESTED
BOARD MEMBERS
ROBERT A. NESHER     Chairman      (Since 1991)
63 yrs. old        of the Board
                   of Trustees

















----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

"interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-465-5722. The following chart lists Trustees and Officers as of January 31, 2010.

                                           NUMBER OF
                                           FUNDS IN
                                         THE ADVISORS'
                                      INNER CIRCLE FUND II
       PRINCIPAL OCCUPATION(S)          OVERSEEN BY BOARD              OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                 MEMBER                  HELD BY BOARD MEMBER(3)
-----------------------------------   --------------------   ----------------------------------------
Currently performs various services           29             Trustee of The Advisors' Inner Circle
on behalf of SEI Investments for                             Fund, Bishop Street Funds, SEI Asset
which Mr. Nesher is compensated.                             Allocation Trust, SEI Daily Income
                                                             Trust, SEI Institutional International
                                                             Trust, SEI Institutional Investments
                                                             Trust, SEI Institutional Managed Trust,
                                                             SEI Liquid Asset Trust, SEI Tax
                                                             Exempt Trust, and SEI Alpha Strategy
                                                             Portfolios, L.P., Director of SEI Global
                                                             Master Fund, plc, SEI Global Assets
                                                             Fund, plc, SEI Global Investments
                                                             Fund, plc, SEI Investments Global,
                                                             Limited, SEI Investments -- Global
                                                             Fund Services, Limited, SEI
                                                             Investments (Europe), Limited, SEI
                                                             Investments -- Unit Trust Management
                                                             (UK), Limited, SEI Global Nominee
                                                             Ltd., SEI Opportunity Fund, L.P., SEI
                                                             Structured Credit Fund, L.P., SEI
                                                             Multi-Strategy Funds plc and SEI
                                                             Islamic Investments Fund plc.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                              TERM OF
                            POSITION(S)     OFFICE AND
      NAME, ADDRESS,         HELD WITH       LENGTH OF
         AGE(1)              THE TRUST    TIME SERVED(2)
-------------------------   -----------   --------------
INTERESTED
BOARD MEMBERS (CONTINUED)
WILLIAM M. DORAN              Trustee      (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
69 yrs. old















INDEPENDENT
BOARD MEMBERS
JAMES M. STOREY               Trustee      (Since 1994)
78 yrs. old











----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

                                            NUMBER OF
                                             FUNDS IN
                                          THE ADVISORS'
                                       INNER CIRCLE FUND II
       PRINCIPAL OCCUPATION(S)           OVERSEEN BY BOARD               OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                  MEMBER                   HELD BY BOARD MEMBER(3)
------------------------------------   --------------------   ------------------------------------------
Self-employed Consultant since 2003             29            Trustee of The Advisors' Inner Circle
Partner, Morgan, Lewis & Bockius                              Fund, Bishop Street Funds, SEI Asset
LLP (law firm) from 1976-2003,                                Allocation Trust, SEI Daily Income
counsel to the Trust, SEI, SIMC, the                          Trust, SEI Institutional International
Administrator and the Distributor.                            Trust, SEI Institutional Investments
Director of SEI Investments since                             Trust, SEI Institutional Managed Trust,
1974; Secretary of SEI Investments                            SEI Liquid Asset Trust, SEI Tax Exempt
since 1978.                                                   Trust, and SEI Alpha Strategy Portfolios,
                                                              L.P., Director of SEI since 1974. Director
                                                              of the Distributor since 2003. Director of
                                                              SEI Investments -- Global Fund
                                                              Services, Limited, SEI Investments
                                                              Global, Limited, SEI Investments
                                                              (Europe), Limited, SEI Investments
                                                              (Asia), Limited and SEI Asset Korea Co.,
                                                              Ltd., SEI Global Nominee Limited and
                                                              SEI Investments -- Unit Trust
                                                              Management (UK) Limited.

Attorney, solo Practitioner since               29            Trustee of The Advisors' Inner Circle
1994. Partner, Dechert, Price &                               Fund, Bishop Street Funds, and U.S.
Rhoads, (law firm) September 1987-                            Charitable Gift Trust, SEI Asset
December 1993.                                                Allocation Trust, SEI Daily Income
                                                              Trust, SEI Institutional International
                                                              Trust, SEI Institutional Investments
                                                              Trust, SEI Institutional Managed Trust,
                                                              SEI Liquid Asset Trust, SEI Tax
                                                              Exempt Trust, and SEI Alpha Strategy
                                                              Portfolios, L.P.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (Unaudited)



                                                           TERM OF
                                   POSITION(S)           OFFICE AND
     NAME, ADDRESS,                 HELD WITH             LENGTH OF
         AGE(1)                     THE TRUST           TIME SERVED(2)
-------------------------   -------------------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
GEORGE J. SULLIVAN, JR.             Trustee              (Since 1999)
67 yrs. old












BETTY L. KRIKORIAN                  Trustee              (Since 2005)
67 yrs. old



CHARLES E. CARLBOM                  Trustee              (Since 2005)
75 yrs. old


MITCHELL A. JOHNSON                 Trustee              (Since 2005)
67 yrs. old









----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

                                                        NUMBER OF
                                                        FUNDS IN
                                                      THE ADVISORS'
                                                   INNER CIRCLE FUND II
            PRINCIPAL OCCUPATION(S)                 OVERSEEN BY BOARD                OTHER DIRECTORSHIPS
              DURING PAST 5 YEARS                        MEMBER                    HELD BY BOARD MEMBER(3)
------------------------------------------------   --------------------   -------------------------------------------


Self-Employed Consultant, Newfound                         29             Trustee of The Advisors' Inner Circle
Consultants, Inc. since April 1997.                                       Fund, Bishop Street Funds, State Street
                                                                          Navigator Securities Lending Trust, SEI
                                                                          Asset Allocation Trust, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Investments Trust,
                                                                          SEI Institutional Managed Trust, SEI
                                                                          Liquid Asset Trust, SEI Tax Exempt
                                                                          Trust, and SEI Alpha Strategy Portfolios,
                                                                          L.P., Director of SEI Opportunity Fund,
                                                                          L.P., and SEI Structured Credit Fund,
                                                                          L.P., member of the independent review
                                                                          committee for SEI's Canadian-registered
                                                                          mutual funds.
Vice President Compliance, AARP                            29             Trustee of The Advisors' Inner Circle
Financial, Inc. since 2008. Self-Employed                                 Fund and Bishop Street Funds.
Legal and Financial Services Consultant
since 2003. Counsel to State Street Bank
Global Securities and Cash Operations
from 1995 to 2003.
Self-Employed Business Consultant,                         29             Director, Oregon Transfer Co. and Trustee
Business Project Inc. since 1997. CEO                                     of The Advisors' Inner Circle Fund,
and President, United Grocers Inc. from                                   Bishop Street Funds
1997 to 2000.
Retired.                                                   29             Director, Federal Agricultural Mortgage
                                                                          Corporation. Trustee of The Advisors'
                                                                          Inner Circle Fund, Bishop Street Funds,
                                                                          SEI Asset Allocation Trust, SEI Daily
                                                                          Income Trust, SEI Institutional
                                                                          International Trust, SEI Institutional
                                                                          Investments Trust, SEI Institutional
                                                                          Management Trust, SEI Liquid Asset
                                                                          Trust, SEI Tax Exempt Trust and SEI
                                                                          Alpha Strategy Portfolios, L.P.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (Unaudited)



                                                           TERM OF
                                   POSITION(S)           OFFICE AND
     NAME, ADDRESS,                 HELD WITH             LENGTH OF
         AGE(1)                     THE TRUST           TIME SERVED(2)
-------------------------   -------------------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
JOHN K. DARR                        Trustee              (Since 2008)
65 yrs. old


OFFICERS
PHILIP T. MASTERSON                President             (Since 2008)
45 yrs. old





MICHAEL LAWSON                     Treasurer,            (Since 2005)
49 yrs. old                      Controller and
                            Chief Financial Officer

RUSSELL EMERY               Chief Compliance Officer     (Since 2006)
47 yrs. old















----------
(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS


                                                        NUMBER OF
                                                        FUNDS IN
                                                      THE ADVISORS'
                                                   INNER CIRCLE FUND II
            PRINCIPAL OCCUPATION(S)                 OVERSEEN BY BOARD                OTHER DIRECTORSHIPS
              DURING PAST 5 YEARS                        MEMBER                 HELD BY BOARD MEMBER/OFFICER(3)
------------------------------------------------   --------------------   -------------------------------------------


CEO, Office of Finance, FHL Banks from 1992 to             29             Director of Federal Home Loan Bank of
2007.                                                                     Pittsburgh and Manna, Inc. and Trustee
                                                                          of The Advisors' Inner Circle Fund and
                                                                          Bishop Street Funds.

Managing Director of SEI Investments since                 N/A                               N/A
2006, Vice President and Assistant Secretary
of the Administrator from 2004 to 2006.
General Counsel of Citco Mutual Fund
Services from 2003 to 2004. Vice President
and Associate Counsel for the Oppenheimer
Funds from 2001 to 2003.
Director, SEI Investments, Fund Accounting                 N/A                               N/A
since July 2005. Manager, SEI Investments
AVP from April 1995 to February 1998 and
November 1998 to July 2005.
Chief Compliance Officer of The Advisors' Inner            N/A                               N/A
Circle Fund, The Advisors' Inner Circle Fund II,
the Bishop Street Funds, SEI Structured Credit
Fund, LP and SEI Alpha Strategy Portfolios, LP
since June 2007. Chief Compliance Officer of
SEI Opportunity Fund, LP, SEI Institutional
Managed Trust, SEI Asset Allocation Trust, SEI
Institutional International Trust, SEI
Institutional Investments Trust, SEI Daily
Income Trust, SEI Liquid Asset Trust, and SEI
Tax Exempt Trust Since March 2006. Director
of Investment Product Management and
Development, SEI Investments from February
2003 to March 2006. Senior Investment
Analyst, Equity Team, SEI Investments from
March 2000 to February 2003.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (Unaudited)



                                                           TERM OF
                                   POSITION(S)           OFFICE AND
     NAME, ADDRESS,                 HELD WITH             LENGTH OF
         AGE(1)                     THE TRUST             TIME SERVED
-------------------------   -------------------------   --------------
OFFICERS (CONTINUED)
JOSEPH GALLO                      Vice President         (Since 2007)
36 yrs. old                       and Secretary




CAROLYN E. MEAD                Vice President and        (Since 2007)
52 yrs. old                    Assistant Secretary

JAMES NDIAYE                   Vice President and        (Since 2004)
41 yrs. old                    Assistant Secretary




TIMOTHY D. BARTO               Vice President and        (Since 2000)
41 yrs. old                    Assistant Secretary




MICHAEL BEATTIE                  Vice President          (Since 2008)
44 yrs. old
ANDREW S. DECKER                   AML Officer           (Since 2008)
46 yrs. old



----------
(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

                                                        NUMBER OF
                                                        FUNDS IN
                                                      THE ADVISORS'
                                                   INNER CIRCLE FUND II
            PRINCIPAL OCCUPATION(S)                 OVERSEEN BY BOARD                 OTHER DIRECTORSHIPS
              DURING PAST 5 YEARS                        MEMBER                         HELD BY OFFICER
------------------------------------------------   --------------------   -------------------------------------------

Corporate Counsel of SEI since 2007; Associate             N/A                                N/A
Counsel, ICMA Retirement Corporation,
2004-2007; Federal Investigator, U.S.
Department of Labor, 2002-2004; U.S. Securities
and Exchange Commission -- Department of
Investment Management, 2003.
Corporate Counsel of SEI since 2007; Associate,            N/A                                N/A
Stradley, Ronon, Stevens & Young, 2004-2007;
Counsel ING Variable Annuities, 1999-2002.
Employed by SEI Investments Company since                  N/A                                N/A
2004. Vice President, Deutsche Asset Management
from 2003-2004. Associate, Morgan, Lewis &
Bockius LLP from 2000-2003. Counsel, Assistant
Vice President, ING Variable Annuities Group
from 1999-2000.
General Counsel, Vice President and Assistant              N/A                                N/A
Secretary of SEI Investments Global Funds
Services since 1999; Associate, Dechert Price &
Rhoads (law firm) from 1997-1999; Associate,
Richter, Miller & Finn (law firm) from
1994-1997.
Director of Client Services at SEI since 2004.             N/A                                N/A

Compliance Officer and Product Manager,                    N/A                                N/A
SEI, 2005-2008. Vice President, Old Mutual
Capital, 2000-2005. Operations Director,
Prudential Investments, 1998-2000.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of a mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways.

- ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                          SMARTGROWTH(R) FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

Note: Because the hypothetical return is set at 5% for comparison purposes --NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                         BEGINNING     ENDING                  EXPENSE
                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                           VALUE       VALUE       EXPENSE     DURING
                          08/01/09    01/31/10     RATIOS     PERIOD(1)
                         ---------   ---------   ----------   ---------
SMARTGROWTH(R) LIPPER(TM) OPTIMAL CONSERVATIVE INDEX FUND
ACTUAL FUND RETURN
CLASS A SHARES           $1,000.00   $1,009.30      1.50%       $7.60
HYPOTHETICAL 5% RETURN
CLASS A SHARES            1,000.00    1,017.64      1.50         7.63
SMARTGROWTH(R) LIPPER(TM) OPTIMAL MODERATE INDEX FUND
ACTUAL FUND RETURN
CLASS A SHARES           $1,000.00   $1,023.30      1.50%       $7.65
HYPOTHETICAL 5% RETURN
CLASS A SHARES            1,000.00    1,017.64      1.50         7.63
SMARTGROWTH(R) LIPPER(TM) OPTIMAL GROWTH INDEX FUND
ACTUAL FUND RETURN
CLASS A SHARES           $1,000.00   $1,045.60      1.50%       $7.73
HYPOTHETICAL 5% RETURN
CLASS A SHARES            1,000.00    1,017.64      1.50         7.63

----------
(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                              SMARTGROWTH(R) FUNDS
                                  P.O. Box 2085
                            Milwaukee, WI 53201-2085
                                 1-888-465-5722

                               INVESTMENT ADVISER:
                     Hennion & Walsh Asset Management, Inc.
                         2001 Route 46, Waterview Plaza
                              Parsippany, NJ 07054

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                               Ernst & Young, LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Funds described.

HWM-AR-001-0300

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Hancock Horizon Family of Funds and the SmartGrowth Family of Funds (the "Funds") for fiscal years 2010 and 2009.

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years was as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2010                                                   2009
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $206,860            N/A               N/A             $206,860            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Related    N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees        $623               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the Funds' annual financial statements, performance of security counts in compliance with rule 17f-2 of the Investment Company Act of 1940, and services normally provided by the accountant in connection with statutory and regulatory filings.

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(e)(1)   Audit Committee's Pre-Approval Policies and Procedures. The Trust's
         Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2010             2009
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                 N/A               N/A
                ---------------------------- ----------------- ----------------
                Tax Fees                           N/A               N/A
                ---------------------------- ----------------- ----------------
                All Other Fees                     N/A               N/A
                ---------------------------- ----------------- ----------------

(f)      Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for last two fiscal years were $623 and $0 for 2010 and 2009, respectively.


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(h)      Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 18, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) The Advisors' Inner Circle Fund II


By (Signature and Title)                       /s/ Philip T. Masterson
                                               -----------------------
                                               Philip T. Masterson
                                               President
Date: April 7, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                       /s/ Philip T. Masterson
                                               -----------------------
                                               Philip T. Masterson
                                               President
Date: April 7, 2010


By (Signature and Title)                       /s/ Michael Lawson
                                               -----------------------
                                               Michael Lawson
                                               Treasurer, Controller and
                                               Chief Financial Officer
Date: April 7, 2010